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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 15, 2004
                Date of Report (Date of earliest event reported)

                               MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

                                    000-30973
                            (Commission File Number)

                                   38-3516922
                     (I.R.S. Employer Identification Number)

                              102 East Front Street
                             Monroe, Michigan 48161
          (Address of principal executive offices, including zip code)

                                 (734) 241-3431
              (Registrant's telephone number, including area code)

                                [not applicable]
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits
         --------

         The following exhibit is furnished herewith:

         Exhibit No.              Description of Exhibit
         -----------              ----------------------

         99 Press Release dated January 15, 2004 announcing the Registrant's results of operations and financial condition for the three months and year ended December 31, 2003





ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 15, 2004, MBT Financial Corp. issued a press release announcing its earnings (unaudited) for its fourth quarter and full year 2003, which ended December 30, 2003. A copy of the press release is attached as Exhibit 99 and is incorporated by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MBT FINANCIAL CORP.

Date: January 15, 2004
                                              /s/ Ronald D. LaBeau
                                              ----------------------------------
                                              Ronald D. LaBeau
                                              Chairman & CEO



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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------------------------------------------------
    99                     Press Release dated January 15, 2004 reporting the
                           Registrant's results of operations and financial condition for the three months and year ended
                           December 31, 2003